                                                                    EXHIBIT 20.1

                                                                       EXHIBIT C

          FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                 Series 1996-1

                         FIRST UNION DIRECT BANK, N.A.

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                      FIRST UNION MASTER CREDIT CARD TRUST

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      The information which is required to be prepared with respect to the distribution date of June 16, 1997 and with respect to the performance of the Trust during the related Monthly Period.

      Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Monthly Distribution (Stated on the basis of $1,000 Original Certificate Principal Amount)

      1      The amount of the current monthly distribution in
             respect of Class A Monthly Principal. . . . . . . . . . . .               0.00

      2      The amount of the current monthly distribution in
             respect of Class B Monthly Principal. . . . . . . . . . . .               0.00

      3      The amount of the current monthly distribution in
             respect of Collateral Monthly Principal. . . . . . . . . . .              0.00

      4      The amount of the current monthly distribution in
             respect of Class A Monthly Interest. . . . . . . . . . . . .      4,790,133.33

      5      The amount of the current monthly distribution in
             respect of Class A Deficiency Amounts. . . . . . . . . . . .              0.00

      6      The amount of the current monthly distribution in
             respect of Class A Additional Interest. . . . . . . . . . .               0.00

      7      The amount of the current monthly distribution in
             respect of Class B Monthly Interest. . . . . . . . . . . . .        399,950.54

      8      The amount of the current monthly distribution in
             respect of Class B Deficiency Amounts. . . . . . . . . . . .              0.00

      9      The amount of the current monthly distribution in
             respect of Class B Additional Interest. . . . . . . . . . .                  0.00

      10     The amount of the current monthly distribution in
             respect of Collateral Monthly Interest. . . . . . . . . . .            493,108.58

      11     The amount of the current monthly distribution in
             respect of any accrued and unpaid Collateral
             Monthly Interest. . . . . . . . . . . . . . . . . . . . . .                  0.00

B.    Information Regarding the Performance of the Trust

      1      Collection of Principal Receivables

             (a)   The aggregate amount of Principal Collections
                   processed during the related Monthly Period
                   which were allocated in respect of the
                   Class A Certificates. . . . . . . . . . . . . . . . .         80,436,460.79

             (b)   The aggregate amount of Principal Collections
                   processed during the related Monthly Period
                   which were allocated in respect of the
                   Class B Certificates. . . . . . . . . . . . . . . . .          6,581,188.82

             (c)   The aggregate amount of Principal Collections
                   processed during the related Monthly Period
                   which were allocated in respect of the
                   Collateral Interest. . . . . . .. . . . . . . . . . .         10,481,117.48

      2      Principal Receivables in the Trust

             (a)   The aggregate amount of Principal
                   Receivables in the Trust as of the end of the
                   day on the last day of the related Monthly
                   Period (ending Principal balance). . . . . . . . . . .     3,502,994,002.11

             (b)   The amount of Principal Receivables in the
                   Trust represented by the Investor Interest of
                   Series 1996-1 as of the end of the day on the
                   last day of the related Monthly Period. . . . . . . .      1,115,151,821.00

             (c)   The amount of Principal Receivables in the
                   Trust represented by the Series 1996-1
                   Adjusted Investor Interest as of the end of the
                   day on the last day of the related Monthly
                   Period. . . . . . . . . . . . . . . . . . . . . . . .      1,115,151,821.00

             (d)   The amount of Principal Receivables in the
                   Trust represented by the Class A Investor
                   Interest as of the end of the day on the last
                   day of the related Monthly Period. . . . . . . . . . .       920,000,000.00

             (e)   The amount of Principal Receivables in the
                   Trust represented by the Class A Adjusted
                   Investor Interest as of the end of day on the
                   last day of the related Monthly Period. . . . . . . .        920,000,000.00

             (f)   The amount of Principal Receivables in the
                   Trust represented by the Class B Investor
                   Interest as of the end of the day on the last
                   day of the related Monthly Period. . . . . . . . . . .        75,273,000.00

             (g)   The amount of Principal Receivables in the
                   Trust represented by the Collateral Interest as
                   of the end of the day on the last day of the
                   related Monthly Period. . . . . . . . . . . . . . . .        119,878,821.00

             (h)   The Floating Investor Percentage with respect
                   to the related Monthly Period. . . . . . . . . . . . .               31.22%

             (i)   The Class A Floating Allocation with respect
                   to the related Monthly Period. . . . . . . . . . . . .               25.75%

             (j)   The Class B Floating Allocation with respect
                   to the related Monthly Period. . . . . . . . . . . . .                2.11%

             (k)   The Collateral Floating Allocation with respect
                   to the related Monthly Period. . . . . . . . . . . . .                3.36%

             (l)   The Fixed Investor Percentage with respect to
                   the related Monthly Period. . . . . . . . . . . . . .          N/A

             (m)   The Class A Fixed Allocation with respect to
                   the related Monthly Period. . . . . . . . . . . . . .          N/A

             (n)   The Class B Fixed Allocation with respect to
                   the related Monthly Period. . . . . . . . . . . . . .          N/A

             (o)   The Collateral Fixed Allocation with respect to                N/A
                   the related Monthly Period. . . . . . . . . . . . . .

      3      Rebate Accounts

             The aggregate amount of                       Principal           Percentage of
             Principal Receivables arising in               Account                Total
             Rebate Accounts with respect                   Balance             Receivables
             to the related Monthly Account
             Receivables                                  123,845,778.35                 3.47%

      4      Delinquent Balances

             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                            Aggregate           Percentage of
                                                             Account                Total
                                                             Balance             Receivables

             (a)   35 - 64 days:. . . . . . . . . .        55,222,512.98                 1.55%
             (b)   65 - 94 days:. . . . . . . . . .        34,488,647.33                 0.97%
             (c)   95 - 124 days:. . . . . . . . .         26,258,144.41                 0.74%
             (d)   125 - 154 days:. . . . . . . . .        20,640,811.99                 0.58%
             (e)   155 - or more days days: . . .          28,666,775.91                 0.80%
                                   Total                  165,276,892.62                 4.63%

      5      Investor Default Amount

             (a)   The Aggregate Investor Default Amount for
                   the related Monthly Period. . . . . . . . . . . . . .          6,899,007.16

             (b)   The Class A Investor Default Amount for
                   the related Monthly Period. . . . . . . . . . . . . .          5,691,679.35

             (c)   The Class B Investor Default Amount for
                   the related Monthly Period. . . . . . . . . . . . . .            465,684.54

             (d)   The Collateral Default Amount for
                   the related Monthly Period. . . . . . . . . . . . . .            741,643.27

      6      Investor Charge Offs

             (a)   The aggregate amount of Class A Investor
                   Charge Offs for the related Monthly Period. . . . . .                  0.00

             (b)   The aggregate amount of Class A Investor
                   Charge Offs set forth in 5(a) above per $1,000
                   of original certificate principal amount. . . . . . .                  0.00

             (c)   The aggregate amount of Class B Investor
                   Charge Offs for the related Monthly Period. . . . . .                  0.00

             (d)   The aggregate amount of Class B Investor
                   Charge Offs set forth in 5(c) above per $1,000
                   of original certificate principal amount. . . . . . .                  0.00

             (e)   The aggregate amount of Collateral
                   Charge Offs for the related Monthly Period. . . . . .                  0.00

             (f)   The aggregate amount of Collateral Charge
                   Offs set forth in 5(e) above per $1,000 of
                   original certificate principal amount. . . . . . . . .                 0.00

             (g)   The aggregate amount of Class A Investor
                   Charge Offs reimbursed on the Transfer Date
                   immediately preceding this Distribution Date. . . . .                  0.00

             (h)   The aggregate amount of Class A Investor
                   Charge Offs set forth in 5(g) above per $1,000
                   original certificate principal amount reimbursed
                   on the Transfer Date immediately preceding
                   this Distribution Date. . . . . . . . . . . . . . . .                  0.00

             (i)   The aggregate amount of Class B Investor
                   Charge Offs reimbursed on the Transfer
                   Date immediately preceding this Distribution
                   Date. . . . . . . . . . . . . . . . . . . . . . . . .                  0.00

             (j)   The aggregate amount of Class B Investor
                   Charge Offs set forth in 5(i) above per $1,000
                   original certificate principal amount
                   reimbursed on the Transfer Date
                   immediately preceding this Distribution Date.                          0.00

             (k)   The aggregate amount of Collateral Charge
                   Offs reimbursed on the Transfer Date
                   immediately preceding this Distribution Date                           0.00

             (l)   The aggregate amount of Collateral Charge
                   Offs set forth in 5(k) above per $1,000
                   original certificate principal amount
                   reimbursed on the Transfer Date
                   immediately preceding this Distribution Date.                          0.00

      7      Investor Servicing Fee

             (a)   The amount of the Class A Servicing Fee
                   payable by the Trust to the Servicer for the
                   related Monthly Period. . . . . . . . . . . . . . . .                  0.00

             (b)   The amount of the Class B Servicing Fee
                   payable by the Trust to the Servicer for the
                   related Monthly Period. . . . . . . . . . . . . . . .                  0.00

             (c)   The amount of the Collateral Servicing Fee
                   payable by the Trust to the Servicer for the
                   related Monthly Period. . . . . . . . . . . . . . . .                  0.00

             (d)   the amount of Servicer Interchange payable
                   by the Trust to the Servicer for the related
                   Monthly Period. . . . . . . . . . . . . . . . . . . .                  0.00

      8      Reallocations

             (a)   The amount of Reallocated Collateral
                   Principal Collections with respect to this
                   Distribution Date. . . . . . . .. . . . . . . . . . .                  0.00

             (b)   The amount of Reallocated Class B
                   Principal Collections with respect to this
                   Distribution Date. . . . . . . .. . . . . . . . . . .                  0.00

             (c)   The Collateral Interest as of the close of
                   business on this Distribution Date. . . . . . . . . .        119,878,821.00

             (d)   The Class B Investor Interest as of the close of
                   business on this Distribution Date. . . . . . . . . .         75,273,000.00

      9      Collection of Finance Charge Receivables

             (a)   The aggregate amount of Collections of
                   Finance Charge Receivables processed
                   during the related Monthly Period which were
                   allocated in respect of the Class A Certificates              12,926,363.99

             (b)   The aggregate amount of Collections of
                   Finance Charge Receivables processed
                   during the related Monthly Period which were
                   allocated in respect of the Class B Certificates               1,057,615.43

             (c)   The aggregate amount of Collections of

                   Finance Charge Receivable processed
                   during the related Monthly Period which were
                   allocated in respect of the Collateral Interest.               1,684,344.86

      10     Principal Funding Account

             (a)   The principal amount on deposit in the
                   Principal Funding Account on the related
                   Transfer Date. . . . . . . . . .. . . . . . . . . . .                  0.00

             (b)   The Accumulation Shortfall with respect to
                   the related Monthly Period. . . . . . . . . . . . . .                  0.00
             (c)   The Principal Funding Investment Proceeds
                   deposited in the Finance Charge Account on
                   the related Transfer Date . . . . . . . . . . . . . .                  0.00

             (d)   The amount of all or the portion of the
                   Reserve Draw Amount deposited in the
                   Finance Charge Account on the related
                   Transfer date from the Reserve Account. . . . . . . .                  0.00

      11     Reserve Draw Amount                                                          0.00

      12     Available Funds

             (a)   The amount of Class A Available Funds on
                   deposit in the Finance Charge Account on
                   the related Transfer Date . . . . . . . . . . . . . .         12,926,363.99

             (b)   The amount of Class B Available Funds on
                   deposit in the Finance charge Account on
                   the related Transfer Date. . . . . . . . . . . . . . .         1,057,615.43

             (c)   The amount of Collateral Available Funds on
                   deposit in the Finance Charge Account on
                   the related Transfer Date. . . . . . . . . . . . . . .         1,684,344.86

      13     Portfolio Yield

             (a)   The Portfolio Yield for the related Monthly
                   Period. . . .  . . . . . . . . . . . . . . . . . . . .                 9.44%

             (b)   The Portfolio Adjusted Yield for the related
                   Monthly Period. . . . . . . . . . . . . . . . . . . .                  3.06%

C.    Floating Rate Determinations

      1      LIBOR for the Interest Period ending on this
             Distribution Date  . . . . . . . . . . . . . . . . . . . . .             5.68750%

      2      Number of days in this interest period. . . . . . . . . . .                    32

      3      Interest Factor. . . . . . . . . . . .. . . . . . . . . . .              0.61156%

D.    CUSIP Numbers
      1      Class A. . . . . . . .. . . . . . . . . . . . . . . . . . .             337365AA8
      2      Class B. . . . . . . .. . . . . . . . . . . . . . . . . . .             337365AB6










                                            FIRST UNION DIRECT BANK, N.A.
                                            Servicer




                                            By: /s/ JAMES H. GILBRAITH II
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                                            James H. Gilbraith II
                                            Vice President and Managing Director
                                            First Union Direct Bank, N.A.